UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2018

Ferro Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard Suite 250, Mayfield Heights, Ohio		44124
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( 17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

[  ]     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Thursday, May 3, 2018, at the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”), the shareholders of Ferro Corporation (“Ferro” or the “Company”) voted to approve the 2018 Omnibus Incentive Plan (the “Plan”). The Plan was approved by the Company’s Board of Directors (the “Board”) on February 22, 2018, subject to shareholder approval.

The purpose of the Plan is to promote Ferro’s long-term financial interests and growth by attracting, retaining and motivating high quality key employees and directors, motivating such employees and directors to achieve Ferro’s short- and long-range performance goals and objectives, aligning the interests of such employees and directors with those of the Company shareholders, and providing cash and equity compensation components to allow Ferro to offer competitive compensation to its employees. The Plan is administered by the Compensation Committee of the Board or such other committee of independent directors as the Board my designate (the “Committee”). Pursuant to the terms of the Plan, the Committee is authorized to grant equity and cash incentive awards including (a) incentive stock options and nonstatutory stock options each with an exercise price not less than the per share fair market value of Company’s shares of Common Stock on the date the option is granted and a term of no more than ten years, (b) stock appreciation rights with an exercise price not less than the fair market value on the date of grant and a term of no more than ten years, (c) restricted shares or restricted share units, which may be subject to time-based vesting or performance-based vesting, (d) performance awards, which may be in the form of cash, shares or a combination thereof, with performance awards in the form of shares represented either by forfeitable shares issued at the time of grant or by phantom performance shares, each of which will be earned upon satisfaction of pre-established performance targets over a performance period established by the Committee, (e) other share based awards, such as shares, phantom share units, deferred shares or units or other awards valued in whole or in part by reference to, or otherwise based upon, shares, and (f) dividend equivalent rights, which entitle the participant to receive credits based on cash distributions that would have been paid on the shares if such shares had been issued to and held by the participant; provided that dividend equivalent rights with respect to an award that vests or is earned based on performance targets shall be accumulated until such award vests or is earned, and the dividend equivalent rights will only be paid to the extent the performance targets are achieved. The minimum vesting period for awards that vest based on time or are earned based on performance targets is 12 months; however, the Committee may grant awards not subject to such minimum periods so long as the aggregate number of shares subject to such awards does not exceed 450,000 (ten percent of the shares reserved under the Plan).

The number of the Company’s shares of Common Stock reserved for awards under the Plan is 4,500,000, subject to certain capitalization adjustments. No further awards may be granted under the 2013 Omnibus Incentive Plan.

The Plan provides that no more than 1,500,000 shares of Common Stock will be the subject of awards granted to any single participant during any 12-month period. If an award is to be settled in cash, the number of shares of Common Stock on which the award is based does not count toward the individual share limit. The maximum amount of compensation that may be paid under a cash-based award granted in any 12-month period to a single participant shall be $4,000,000 (or, if the applicable performance period is more than 12-months, $4,000,000 times the number of 12-month periods in the performance period). The maximum number of shares of Common Stock subject to awards granted during any 12-month period to a non-employee director, together with any cash fees paid to such director during the same 12-month period cannot exceed $500,000 (calculating the value of any awards based on the grant date fair value).

Except as the Board may expressly provide otherwise in an award agreement, change in control agreement or otherwise, each outstanding award will be assumed or an equivalent substituted by any successor corporation or organization resulting from a merger, consolidation or other reorganization of the Company (each, a “Successor Corporation”). If a participant’s employment is terminated within the 24-month period following a “Change of Control” (defined in the Plan), for any reason other than a termination for cause, the following provisions apply: (a) all stock options and stock appreciation rights will become fully vested and exercisable as of the termination date, (b) all restrictions and conditions with respect to all awards of restricted shares and restricted share units will be deemed fully released or satisfied as of the date of the termination, and (c) all incomplete performance periods with respect to a performance award will end on the date of the termination and the Committee will determine the extent to which the performance targets have been met, and if the extent to which the performance targets have been met is not determinable, target performance levels will be deemed to be achieved. In the event that a Successor Corporation in a Change of Control refuses to assume or substitute for an award, the Committee may cause any or all of such awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such awards to lapse.

The Board will have the power to amend, modify or terminate the Plan under certain circumstances; provided, however, that any amendment or modification that must be approved by shareholders, shall not be effective unless and until shareholder approval has been obtained. The Board will not have the power to change an option price nor the initial value of a stock appreciation right. No new awards may be made under the Plan after March 31, 2028.

The foregoing summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders at the 2018 Annual Meeting are as follows:

1. Shareholders elected each of the following seven nominees as a director to serve for a term to expire at the 2019 Annual Meeting of Shareholders of the Company and until his successor has been duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Gregory E. Hyland	66,782,633	10,062,268	3,671,727	0
David A. Lorber	75,828,579	1,016,322	3,671,727	0
Marran H. Ogilvie	70,742,260	6,102,641	3,671,727	0
Andrew M. Ross	76,371,084	473,817	3,671,727	0
Allen. A. Spizzo	76,571,661	273,240	3,671,727	0
Peter T. Thomas	75,603,005	1,241,896	3,671,727	0
Ronald P. Vargo	76,563,576	281,325	3,671,727	0

2. Shareholders approved the proposal to approve the 2018 Omnibus Incentive Plan as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,140,563	3,624,835	79,503	3,671,727

3. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,719,886	2,035,377	89,637	3,671,727

4. Shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,513,712	963,956	38,959	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	2018 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

May 7, 2018	By:	/s/ Mark H. Duesenberg

Name: Mark H. Duesenberg
Title: Vice President, General Counsel and Secretary